SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) March 14, 1996

               Spectrum Information Technologies, Inc.
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       (Exact name of registrant as specified in its charter)

       Delaware               0-15596            75-1940923
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    (State or other         (Commission         (IRS Employer
    jurisdiction of        File Number)      Identification No.
    incorporation)

          2700 Westchester Avenue, Purchase, New York 10577
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              (Address of principal executive offices)

Registrant's telephone number, including area code (914) 251-1800
                                                   --------------

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    (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On March 14, 1996, the United States Bankruptcy Court of the Eastern District of New York ruled that the Third Amended Disclosure Statement with Respect to the Third Amended Consolidated Plan of Reorganization proposed by Spectrum Information Technologies, Inc. and Spectrum Cellular (the "Disclosure Statement") was adequate for distribution.

     A copy of the Disclosure Statement (to which the proposed plan of reorganization is an exhibit) is attached as an exhibit and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits.

     Exhibit No.    Description

     5.1 The Disclosure Statement (including exhibits thereto).

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPECTRUM INFORMATION
                                   TECHNOLOGIES, INC.


Dated:  March 26, 1996             By: /s/ Barry J. Hintze
                                      --------------------------
                                      Name:  Barry J. Hintze
                                      Title:  Controller and
                                       Principal Accounting Officer

                            EXHIBIT INDEX

Exhibit No.    Description

5.1            The Disclosure Statement (including exhibits thereto).